Exhibit 4.1



                         CONSENT OF INDEPENDENT AUDITORS

        We consent to the reference to our firm under the caption
"Experts-Independent Auditors" and to the use of our report dated December 18, 2001 in the Amendment No. 2 to the Registration Statement (Form S-6 No. 333-72828) and related Prospectus and accompanying Information Supplement of Claymore Securities Defined Portfolios, Series 116.

                                                   /S/ ERNST & YOUNG LLP

Kansas City, Missouri
December 18, 2001